UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 29, 2004

__________________________

eCOST.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50887 (Commission File Number)	33-0843777 (I.R.S. Employer Identification No.)

2555 West 190th Street, Suite 106

Torrance, California  90504

 (Address of Principal Executive Offices) (Zip Code)

(310) 225-4044

(Registrant's telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

            On October 29, 2004, we entered into an Indemnification Agreement with Mike Weller, in connection with his election to our Board of Directors, as described below.  The Indemnification Agreement with Mr. Weller is substantially similar to the form of indemnification agreement that the we have previously entered into with our executive officers and directors, which provides for the maximum indemnity available to directors and officers under Section 145 of the Delaware General Corporation Law, and our amended and restated certificate of incorporation, as well as certain additional procedural protections. These indemnification agreements may require us, among other things, to indemnify our executive officers and directors against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements also may require us to advance any expenses incurred by the executive officers or directors as a result of any proceeding against them as to which they could be indemnified and to obtain directors' and officers' insurance if available on reasonable terms.

 Item 2.02        Results of Operations and Financial Condition.

             On November 3, 2004, we issued an earnings release announcing our financial results for the quarter ended September 30, 2004.  A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

             The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

 Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

             (d)  Election of Directors

            On October 29, 2004, our Board of Directors expanded the size of our Board of Directors from five to six directors, thereby creating a vacancy.  In accordance with our bylaws, our Board then elected Mike Weller as a director to serve until the next annual meeting of stockholders.  Mr. Weller has also been appointed to serve on the Audit Committee of our Board.

            Mr. Weller is the founder and a Director of TopMoxie, Inc., a supplier of online behavioral marketing platforms, and has served as its President and Chief Executive Officer since September 2000.  Prior to joining TopMoxie, Mr. Weller was the Vice President of E-commerce at Schoolpop, Inc., an online retailer that utilizes everyday purchases to establish nontraditional fundraising programs for schools and nonprofits.  Mr. Weller was employed with Schoolpop, Inc. from April 1999 to September 2000, where he was responsible for establishing and overseeing all online and offline partnerships and managing the development of the e-commerce website.  From November 1998 to April 1999 Mr. Weller served as a senior consultant to Netscape Communications Corporation, where he helped develop and oversee the deployment of core e-commerce strategies for the Netscape website.

            There is no arrangement or understanding between Mr. Weller and any other person pursuant to which he was selected as a director.  There are and have not been any transactions involving amounts greater than $60,000, either since the beginning of our last fiscal year or currently proposed, to which we are a party and in which Mr. Weller had a direct or indirect material interest.

Item 9.01        Financial Statements and Exhibits

(c)        Exhibits

99.1          Press Release dated November 3, 2004 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCOST.com, INC.

Date: November 3, 2004	By:	________________________ Adam W. Shaffer Chief Executive Officer

Index to Exhibits

Exhibit	Description

99.1	Press Release dated November 3, 2004 (furnished pursuant to Item 2.02 of Form 8-K)

EXHIBIT 99.1

Contact:

Adam Shaffer, Chairman and CEO

Ted Sanders, CFO

eCOST.com, Inc.

(310) 225-4044

eCOST.com Posts Record sales- 70 Percent Growth Over Q3 2003

New Customers for Q3 2004 Up 93 Percent from Q3 2003

Highlights:

  Record sales of $43.4 million for the quarter compared with $25.5 million in Q3 2003, a 70 percent increase and its seventh consecutive quarter of sequential growth.
  GAAP earnings per share for the quarter was a loss of $0.06 compared with Q3 2003 diluted earnings of $0.02 per share which includes initial public offering ("IPO") related expenses and non-cash stock-based compensation.
  Non-GAAP pro forma diluted earnings per share for the quarter, which excludes IPO related expenses and non-cash stock-based compensation costs, was $0.00 compared with $0.02 per share for Q3 2003.
  Order volume increased 82 percent from Q3 2003.
  Company continued to lower its cost to acquire new customers.

Torrance, California -- November 3, 2004 -- eCOST.com (NASDAQ:ECST) today reported record quarterly sales of $43.4 million, up 70 percent from Q3 2003 sales of $25.5 million. Earnings per share for Q3 2004 was a loss of $0.06 compared with earnings per share of $0.02 per share for Q3 2003. Non-GAAP pro forma diluted earnings per share for the quarter, which excludes IPO related expenses and non-cash stock-based compensation expenses recognized as a result of the IPO, was $0.00.

eCOST.com sales growth continued to accelerate while at the same time the Company continued to lower its cost to acquire a new customers. Gross profit per order continued to exceed new customer acquisition cost. eCOST.com also continued its focus on launching new product categories and expanding the depth of its product selection.

Adam Shaffer, CEO of eCOST.com stated, "We are pleased with our record sales for the quarter and continued strong growth in our customer base. We also expanded our assortment of products and further enhanced our customers' online shopping experience. We continued to build-out our Home & Houseware category, now offering a growing line of bed, bath and apparel products. We are also pleased to have launched two new category stores - Licensed Sports Apparel & Memorabilia and Travel."

Sales for Q3 2004 rose 70 percent from the same quarter last year reflecting growth in new and active customers and an increase in advertising spending. Gross profit for Q3 2004 rose 59 percent, or $1.5 million, from Q3 2003.   The increase in gross profit resulted from an increase in sales. Gross profit margins as a percentage of sales declined to 9.5 percent from 10.1 percent in Q3 2003. The decline in Q3 2004 gross profit margin from Q3 2003 is primarily the result of promotional pricing and special offers to accelerate customer acquisition. The Company's gross profit percentage will vary from quarter to quarter depending on the continuation of key vendor support programs as well as product mix, pricing strategies and other factors.

Selling, general and administrative expenses ("SG&A") as a percentage of sales for Q3 2004 was 12.7 percent, compared to 9.1 percent of sales for Q3 2003. The increase in Q3 2004 SG&A expenses resulted primarily from $1.4 million of IPO related transaction expenses and non-cash stock-based compensation costs recognized as a result of the IPO.  Excluding IPO related expenses and non-cash stock-based compensation costs and, therefore on a non-GAAP pro forma basis, SG&A as a percentage of sales for Q3 2004 was 9.4 percent of sales. The increase in the adjusted SG&A expenses as a percentage of sales reflects  the cost of additional personnel to build out the management team and public company corporate governance expenses.

Shaffer concluded, "I am proud that our eCOST.com team achieved 70 percent sales growth while maintaining our affordable customer acquisition model. We plan to continue to focus on developing new categories to deliver world-class service and exceptional value to our customers."

Non-GAAP Pro Forma Measures

As described below, the pro forma results contained herein, which are a supplement to financial results based on generally accepted accounting principles, exclude non-cash stock-based compensation expense and IPO related transaction costs. The Company believes that the presentation of results excluding these items provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results across reporting periods. The Company has included below a full income statement reconciliation of these non-GAAP pro forma measures to provide a more complete view of their effect on results of operations.

*          *          *

Conference Call

Management will be holding a conference call on Wednesday, November 3, 2004 at 5:00 p.m. Eastern time to discuss third quarter results.  To participate, please dial (800) 638-4930 and input pass code 76952489 no later than 4:50 p.m. EST.

 To listen to eCOST.com's management discussion of the third quarter results live, access the eCOST.com website, www.ecost.com, and click on the Investor Relations section.

 A conference call replay will be available from 7:00 p.m. on November 3 until November 24, 2004 and can be accessed by calling:  (888) 286-8010 and inputting pass code 48436603.

 About eCOST.com, Inc.

eCOST.com is a multi-category online discount retailer of high quality new, "close-out" and refurbished brand-name merchandise for consumers and small business buyers. eCOST.com markets over 100,000 different products from leading manufacturers such as Apple, Canon, Citizen, Denon, HP, IBM, JVC, Nike, Nikon, Onkyo, Seiko, Sony, and Toshiba primarily over the Internet (http://www.ecost.com) and through direct marketing. eCOST.com is a subsidiary of PC Mall, Inc. (NASDAQ:MALL).

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include the statements regarding the Company's expectations, hopes or intentions regarding the future, including but not limited to statements regarding business and financial trends, customer acquisition costs, sales growth and market share, new product categories and expansion of existing categories, and growth in the Company's customer base. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Among the factors that could cause actual results to differ materially are the following: reliance on PC Mall's operational and administrative structure; risks relating to the Company's transition to becoming a stand-alone company; the Company's ability to maintain existing and build new vendor and supplier relationships; ability to obtain favorable product pricing and vendor consideration; product availability; ability to expand the Company's website and systems to accommodate growth; ability to attract customers on cost-effective terms; consumer acceptance of the Company's new product categories; limited expertise in new product categories; effectiveness of the Company's management team; availability of financing on acceptable terms; costs of defending or liability from intellectual property infringement claims by third parties; ability to defend the Company's intellectual property rights; limited operating history; competition and pricing pressures; risks relating to credit card fraud; risks relating to state sales tax collection; government regulation affecting the Company's business; risks due to shifts in market demand and the economic climate; ability to maintain operating expenses within anticipated levels; and inability to convert back orders to completed sales.  Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the Company's registration statement on Form S-1 (No. 333-115199), filed with the Securities and Exchange Commission, and in its other periodic reports filed from time to time with the Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

###

-Financial Tables Follow-

eCOST.COM, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited, in thousands except per share data)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
Net sales	$43,397	$25,519	$120,389	$73,323
Cost of goods sold	39,294	22,940	109,055	65,867
Gross profit	4,103	2,579	11,334	7,456
Selling, general and administrative expenses
Selling, general and administrative expenses	4,081	2,327	10,749	6,657
Non-cash stock-based compensation expense	1,287	-	1,381	-
IPO related expenses	159	-	653	-
Total selling, general and administrative expenses	5,527	2,327	12,783	6,657
Income (loss) from operations	(1,424)	252	(1,449)	799
Interest (income) expense, net	(7)	-	(7)	76
Interest expense - PC Mall commercial line of credit	304	363	1,264	951
Interest income - PC Mall commercial line of credit	(304)	(363)	(1,264)	(951)
Income (loss) before income taxes	(1,417)	252	(1,442)	723
Income tax provision (benefit)	(525)	-	(535)	-
Net income	$(892)	$252	$(907)	$723

Earnings per share:
Basic	$(0.06)	$0.02	(0.06)	0.05
Diluted	$(0.06)	$0.02	(0.06)	0.05
Shares used in computing per share (in thousands):
Basic	15,155	14,000	14,385	14,000
Diluted	15,155	14,465	14,385	14,448

eCOST.COM, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON NET LOSS

 (unaudited, in thousands except per share data)

	For the three months ended September 30, 2004				For the nine months ended September 30, 2004
	2004 As Reported	Non-GAAP Pro Forma Adjustments		Non-GAAP Pro-Forma	2004 As Reported	Non-GAAP Pro Forma Adjustments		Non-GAAP Pro-Forma

Net sales	$43,397	$-		$43,397	$120,389	$-		$120,389
Cost of goods sold	39,294	-		39,294	109,055	-		109,055
Gross profit	4,103	-		4,103	11,334	-		11,334
Selling, general and administrative expenses:
Selling, general and administrative expenses	4,081	-		4,081	10,749	-		10,749
Non-cash stock-based compensation	1,287	(1,287)	(a)	-	1,381	(1,381)	(a)	-
IPO related expenses	159	(159)	(b)	-	653	(653)	(b)	-
Total selling, general and administrative expenses	5,527	(1,446)		4,081	12,783	(2,034)		10,749
Income (loss) from operations	(1,424)	1,446		22	(1,449)	2,034		585
Interest (income) expense	(7)	-		(7)	(7)	-		(7)
Interest expense - PC Mall commercial line of credit	304	-		304	1,264	-		1,264
Interest income - PC Mall commercial line of credit	(304)	-		(304)	(1,264)	-		(1,264)
Income (loss) before income taxes	(1,417)	1,446		29	(1,442)	2,034		592
Income tax provision (benefit)	(525)	536		11	(535)	755		220
Net income (loss)	$(892)	$910		$18	$(907)	$1,279		$372
Earnings (loss) per share
Basic	$(0.06)	$0.06		$0.00	$(0.06)	$0.09		$0.03
Diluted	$(0.06)	$0.06		$0.00	$(0.06)	$0.09		$0.03

Shares used in computing per share (in thousands)
Basic	15,155	15,155		15,155	14,385	14,385		14,385
Diluted	15,155	15,390		15,390	14,385	14,639		14,639

(a) Non-cash stock-based compensation expense for eCOST.com options recognized as a result of the initial public offering.
(b) External costs associated with the initial public offering of eCOST.com.

eCOST.COM, INC.

CONSOLIDATED BALANCE SHEET

(in thousands, except share data)

	September 30, 2004 (unaudited)	December 31, 2003
Assets
Current assets:
Cash and cash equivalents	$19,738	$-
Accounts receivable, net of allowance for doubtful accounts	3,276	2,044
Inventories	1,526	1,199
Prepaid expenses and other current assets	294	51
Deferred income taxes	155	155
Receivable from Parent	-	30,676
Total current assets	24,989	34,125

Property and equipment, net	219	125
Due from affiliate, net	-	991
Deferred income taxes	4,741	4,206
Other assets	107	29
Total Assets	$30,056	$39,476
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,622	$1,678
Accrued expenses and other current liabilities	2,358	1,738
Deferred revenue	1,712	1,345
Net advances from Affiliate	3,300	-
Line of credit	-	30,676
Total current liabilities	8,992	35,437

Total liabilities	8,992	35,437

Stockholders' equity:
Common stock, $.001 par value; 20,000,000 shares authorized; 17,465,000 and 14,000,000 shares issued and outstanding, respectively	17	14
Additional paid-in capital	33,442	16,598
Deferred stock-based compensation	(1,458)	-
Capital contribution from Affiliate	-	(2,543)
Retained earnings (accumulated deficit)	(10,937)	(10,030)
Total stockholders' equity	21,064	4,039
	$30,056	$39,476

eCOST.COM, INC.

SELECTED OPERATING DATA

(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
Total customers(1)	948,777	640,630	948,777	640,630
Active customers(2)	388,918	211,465	388,918	211,465
New customers(3)	88,378	45,909	232,867	123,434
Number of orders(4)	140,468	77,294	376,828	203,919
Average order value(5)	$320	$341	$331	$373
Advertising expense(6)	$1,378,000	$815,000	$3,878,000	$2,260,000

(1) Total customers has been calculated as the cumulative number of customers for which orders have been taken from our inception to the end of the reported period.
(2) Active customers consists of the number of customers who placed orders during the 12 months prior to the end of the reported period.
(3) New customers represents the number of persons that established a new account and placed an order during the reported period.
(4) Number of orders represents the total number of orders shipped during the reported period (not reflecting returns).
(5) Average order value has been calculated as gross sales divided by the total number of orders during the period presented. The impact of returns is not reflected in average order value.

(6) Advertising expense includes the total dollars spent on advertising during the reported period, including Internet, direct mail, print and e-mail advertising, as well as customer list enhancement services.